UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 8, 2021 (July 1, 2021)

ELLIOTT OPPORTUNITY II CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40549	98-1581385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Phillips Point, East Tower 777 S. Flagler Drive, Suite 1000 West Palm Beach, FL		33401
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 974-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares included as part of the Units, par value $0.0001 per share	EOCW	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EOCW WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant to acquire one Class A ordinary share	EOCW.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 1, 2021, Elliott Opportunity II Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 60,950,000 units (the “Units”), including 7,950,000 Units sold pursuant to the full exercise of the underwriter’s over–allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Share”), and one-fourth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $609,500,000. Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 10,793,333 warrants (the “Private Placement Warrants”) to Elliott Opportunity Sponsor II L.P. at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $16,190,000.

A total of $609,500,000, comprised of $597,310,000 of the net proceeds from the IPO, including $21,332,500 of the underwriters’ deferred discount, and $12,190,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at UBS Financial Services Inc., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of July 1, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet, as of July 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2021

ELLIOTT OPPORTUNITY II CORP.

By:	/s/ Isaac Kim
Isaac Kim
Co-Chief Executive Officer